UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2016

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ERICKSON INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200 Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment Number Eighteen to Credit Agreement

On September 29, 2016, Erickson Incorporated (the “Company”) entered into Amendment Number Eighteen to the Credit Agreement (“Amendment No. 18”) with Wells Fargo Bank, National Association, Deutsche Bank Trust Company Americas, and HSBC Bank USA NA, which modified the required level of borrowing capacity to be maintained, known as “Excess Availability,” to the following:

•	$10 million for the period from July 25, 2016 through August 29, 2016;

•	$13 million for the period from August 30, 2016 through October 6, 2016;

•	$17.5 million for the period from October 7, 2016 through October 13, 2016; and

•	$20 million for the period from October 14, 2016 through December 31, 2016.

This summary of the Amendment Number Eighteen is not complete and is qualified in its entirety by reference to the Amendment Number Eighteen, a copy of which is filed as Exhibit 10.1 and is hereby incorporated herein by reference, and should be read in conjunction with the underlying credit facility, which has previously been filed with the Securities and Exchange Commission, and all amendments thereto, including the Amendment Number Eight and Amendment Number Nine which are filed as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures of the material terms and conditions of Amendment Number Eighteen to Credit Agreement contained in Item 1.01 above are hereby incorporated into this Item 2.03 by reference.

This summary of the Amendment Number Eighteen is not complete and is qualified in its entirety by reference to the Amendment Number Eighteen, a copy of which is filed as Exhibit 10.1 and is hereby incorporated herein by reference, and should be read in conjunction with the underlying credit facility, which has previously been filed with the Securities and Exchange Commission, and all amendments thereto, including the Amendment Number Eight and Amendment Number Nine which are filed as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

On September 12, 2016, the Court of Chancery of the State of Delaware (the “Court”) approved the previously announced Stipulation and Agreement of Compromise, Settlement and Release entered into by the Company on June 13, 2016 (the “Stipulation”) in connection with the previously announced stockholder class and derivative action filed with the Court by Edward Montgomery, on behalf of himself and all others similarly situated and derivatively on behalf of nominal defendant Erickson Incorporated. Pursuant to the Stipulation, the stockholder and derivative action will be resolved, and all claims will be dropped, in exchange for amendment of certain provisions of the Company’s Certificate of Incorporation and the creation of a settlement fund of $18.5 million, which is expected to be paid by the Company’s insurance carrier.

This summary of the Stipulation is not complete and is qualified in its entirety by reference to the Stipulation, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 17, 2016 and incorporated herein by reference. Capitalized terms not defined in this Form 8-K have the meanings ascribed to them in the Stipulation.

This current report on Form 8-K contains certain statements that may constitute ‘forward-looking statements’ within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those reflected in any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Amendment Number Eighteen to Credit Agreement, dated September 29, 2016.
10.2	Amendment Number Eight to Credit Agreement, Waiver and Consent, dated November 2, 2015.
10.3	Amendment Number Nine to Credit Agreement and Amendment Number Three to Guaranty and Security Agreement, dated April 29, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 5, 2016	Erickson Incorporated

		By:	/s/ Jeffrey Roberts
Jeffrey Roberts
Chief Executive Officer